UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 28, 2011

Date of Report (Date of earliest event reported)

NYSE Euronext

(Exact name of registrant as specified in its charter)

Delaware	001-33392	20-5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 656-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The stockholders of NYSE Euronext voted on seven proposals at the annual stockholders’ meeting held on April 28, 2011:

1. To elect 16 directors of NYSE Euronext to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

2. To act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as NYSE Euronext’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

3. To act upon a Company proposal to amend its certificate of incorporation to eliminate certain supermajority voting requirements.

4. To act upon, on a non-binding, advisory basis, a Company proposal to approve executive compensation (“Say-on-Pay” Proposal).

5. To act upon, on a non-binding, advisory basis, a Company proposal to determine the frequency of the non-binding, advisory vote to approve executive compensation (“Say-When-On-Pay” Proposal).

6. To act upon a stockholder proposal regarding the power of stockholders to call special meetings.

7. To act upon a stockholder proposal regarding stockholder action by written consent.

The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

Proposal No. 1: All of the director nominees were elected to NYSE Euronext’s Board of Directors based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions

Jan-Michiel Hessels (Chairman)	133,851,068	28,845,125	706,663
Marshall N. Carter (Deputy Chairman)	135,322,647	27,441,975	638,234
Duncan L. Niederauer (Chief Executive Officer)	134,981,604	27,783,480	637,772
Dominique Cerutti (President & Deputy Chief Executive Officer)	135,452,710	27,234,068	716,078
André Bergen	134,728,875	27,895,192	778,789
Ellyn L. Brown	134,821,425	27,872,308	709,123
Patricia M. Cloherty	134,730,990	27,934,712	737,154
Sir George Cox	134,668,398	28,016,805	717,653
Sylvain Hefes	134,832,508	27,856,717	713,631
Duncan M. McFarland	131,308,762	31,382,834	711,260
James J. McNulty	123,603,472	39,083,243	716,141
Ricardo Salgado	131,064,187	31,617,031	721,638
Robert G. Scott	134,913,723	27,766,088	723,045
Jackson P. Tai	135,090,669	27,573,253	738,934
Rijnhard van Tets	134,593,133	28,088,299	721,424
Sir Brian Williamson	130,923,333	31,766,376	713,147

There were 44,796,364 broker non-votes for this proposal.

Proposal No. 2: The proposal to ratify the selection of PricewaterhouseCoopers LLP as NYSE Euronext’s independent registered public accounting firm for the fiscal year ending December 31, 2011 received the following votes:

•	202,018,332 votes for approval

•	4,963,590 votes against

•	1,217,298 abstentions

There were no broker non-votes for this proposal.

Proposal No. 3: The proposal to amend the certificate of incorporation to eliminate certain supermajority voting requirements received the following votes:

•	197,088,940 votes for approval

•	10,309,853 votes against

•	800,427 abstentions

There were no broker non-votes for this proposal.

Proposal No. 4: The “Say-On-Pay” Proposal received the following votes:

•	135,777,181 votes for approval

•	26,248,587 votes against

•	1,377,088 abstentions

There were 44,796,364 broker non-votes for this proposal.

Proposal No. 5: The “Say-When-On-Pay” Proposal received the following votes:

•	126,809,533 votes for every 1 year

•	2,015,090 votes for every 2 years

•	22,411,816 votes for every 3 years

•	2,688,242 abstentions

There were 52,274,539 broker non-votes for this proposal.

Proposal No. 6: The stockholder proposal regarding the power of stockholders to call special meetings received the following votes:

•	119,834,600 votes for approval

•	42,955,869 votes against

•	612,387 abstentions

There were 44,796,364 broker non-votes for this proposal.

Proposal No. 7: The stockholder proposal regarding stockholder action by written consent received the following votes:

•	129,280,999 votes for approval

•	33,137,009 votes against

•	984,848 abstentions

There were 44,796,364 broker non-votes for this proposal.

A copy of the press release announcing the results of the stockholder vote is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated May 2, 2011, entitled “NYSE Euronext Announces 2011 Annual Meeting Shareholder Vote Results and Names Dominique Cerutti to its Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE EURONEXT

Date: May 2, 2011	By:	/s/ Janet L. McGinness
		Name:	Janet L. McGinness
		Title:	Senior Vice President & Corporate Secretary